EXHIBIT 99 (a)


            CERTIFICATION OF CHIEF EXECUTIVE OFFICER
              PURSUANT TO 18 U. S. C. SECTION 1350
        (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10Q-SB for the quarter ended March 31, 2003, of Security Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, A. Frank West, Chief Executive Officer of the Company, certify, pursuant to 18 U. S. C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  the Quarterly Report fully complies with the requirements of
        Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

   (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                            /S/ A. FRANK WEST
DATE:  July 9, 2003     By _______________________________________
                            A. Frank West
                            Chief Executive Officer


A signed original of this written statement required by Section 906 has been provided to Security Capital Corporation and will be retained by Security Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.






EXHIBIT 99 (b)



             CERTIFICATION OF CHIEF FINANCIAL OFFICER
               PURSUANT TO 18 U. S. C. SECTION 1350
          (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report on Form 10Q-SB for the quarter ended March 31, 2003, of Security Capital Corporation (the "Company"), as filed with the Securities Exchange Commission on the date hereof (the "Quarterly Report"), I, Connie Woods Hawkins, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)  the Quarterly Report fully complies with the requirements of
        Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended; and

   (2) the information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                            /S/ CONNIE WOODS HAWKINS
DATE:  July 9, 2003     By _______________________________________
                            Connie Woods Hawkins
                            Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to Security Capital Corporation and will be retained by Security Capital Corporation and furnished to the Securities and Exchange Commission or its staff upon request.